[USAA                     USAA TOTAL RETURN STRATEGY FUND
EAGLE                   SUPPLEMENT DATED NOVEMBER 6, 2007
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                                DATED MAY 1, 2007



This supplement describes important changes affecting the USAA Total Return Strategy Fund (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (the Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval. The Board approved a proposal by IMCO to enter into a subadvisory agreement with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group) to manage an index option-based risk management strategy for the Fund.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED MAY 1, 2007 IS REVISED AS FOLLOWS.

DELETE THE FIRST SENTENCE OF THE SECOND PARAGRAPH UNDER "WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY" ON PAGE 2 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     In seeking to achieve its objective, the Fund utilizes three separate investment strategies.

INSERT THE FOLLOWING INFORMATION AS THE FOURTH PARAGRAPH UNDER "WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?" ON PAGE 2 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     In our attempt to reduce the Fund's volatility over time, the Fund will implement an index option-based strategy. The strategy involves selling index call options and purchasing index put options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We have retained Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group) to serve as a subadviser of the Fund. The Volaris Group of CSSU is responsible for managing the index option-based risk management strategy for the Fund.

DELETE THE FIRST PARAGRAPH UNDER "WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND" ON PAGE 2 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION.

     The principal risks of investing in this Fund are stock market risk, credit risk, interest rate risk, reallocation risk, management risk, security selection risk, short sale risk, industry risk, derivatives risk, options strategy risk, and nondiversification risk.

INSERT THE FOLLOWING PARAGRAPH RELATING TO OPTIONS STRATEGY RISK IMMEDIATELY AFTER DERIVATIVES RISK UNDER "WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?" ON PAGE 3 OF THE PROSPECTUS.

     OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

INSERT THE FOLLOWING INFORMATION UNDER THE "FUND INVESTMENTS" SECTION AT THE TOP OF PAGE 8 OF THE PROSPECTUS.

    THE VOLARIS GROUP

     [ARROW] WHAT OTHER EQUITY-RELATED STRATEGIES WILL THE FUND UTILIZE?

     In an attempt to reduce the Fund's volatility over time, the Fund will implement an index option-based strategy by selling index call options and buying index put options or put spread options.

     As the seller of an index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

     As the buyer of an index put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease.

     [ARROW]   ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

     Selling index call options reduces the risk of owning stock portfolio, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of the cash paid for purchasing index put options. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

DELETE THE LAST PARAGRAPH UNDER THE "FUND MANAGEMENT" SECTION AT THE BOTTOM OF THE FIRST COLUMN AND THE TOP OF THE SECOND COLUMN ON PAGE 8 OF THE PROSPECTUS AND INSERT THE FOLLOWING.

     We have entered into Investment Subadvisory Agreements with DIMA and CSSU under which DIMA and the Volaris Group of CSSU provide day-to-day discretionary management of a portion of the Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. DIMA and CSSU are compensated directly by IMCO and not by the Fund.

INSERT THE FOLLOWING PARAGRAPH UNDER THE "FUND MANAGEMENT" SECTION ON PAGE 8 OF THE PROSPECTUS AFTER THE FIRST FULL PARAGRAPH IN THE SECOND COLUMN.

     CSSU  is an SEC  registered  broker-dealer  and  investment  advisor.  CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 2,500 clients.

INSERT THE FOLLOWING  INFORMATION RELATING TO THE VOLARIS GROUP UNDER "PORTFOLIO
MANAGERS"  ON  PAGE  9  OF  THE  PROSPECTUS   IMMEDIATELY  AFTER  THE  PARAGRAPH
REFERENCING JULIE ABBETT.

     THE VOLARIS GROUP

     YIRONG LI, CFA, vice president, is a senior member of the Volaris Group and risk management team since 2004. Mr. Li is the primary portfolio manager for the Volaris Group's Low Volatility Return strategy. Also, he is responsible for research and product development, with primary focus in the development, trading, and portfolio management of Volaris Group's European business initiatives. Prior to joining CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School. Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School.

     STU ROSENTHAL, CFA, vice president, is a senior member of the Volaris Group and Trading team since 2005. Mr. Rosenthal is responsible for portfolio management and research of investment volatility strategies. Prior to joining the Volaris Group, from 2003 to 2005, he was an assistant portfolio manager at Rampart Investment Management, a Boston-based boutique specializing in option-related strategies. He previously was an analyst at Grantham, Mayo, Van Otterloo & Co., a Boston-based quantitative manager.
     Education: M.S. in operations research, Northeastern University; and B.S. in applied statistics, Rochester Institute of Technology.

DELETE THE LAST SENTENCE OF THE FIRST FULL PARAGRAPH OF THE FIRST COLUMN ON PAGE 15 OF THE PROSPECTUS AND INSERT THE FOLLOWING.

     Futures and options contracts are valued at the last quoted sales price at the close of market on the principal exchange on which they are traded.


                                                                      68392-1007

[USAA                        USAA MUTUAL FUNDS TRUST
EAGLE           (S&P 500 INDEX FUND, EXTENDED MARKET INDEX FUND,
LOGO (R)]    NASDAQ-100 INDEX FUND, AND TOTAL RETURN STRATEGY FUND)
                        SUPPLEMENT DATED NOVEMBER 6, 2007
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2007


DELETE THE SECOND AND THIRD PARAGRAPHS UNDER SUBADVISORY AGREEMENTS ON PAGE 59 AND INSERT THE FOLLOWING INFORMATION.

TOTAL RETURN STRATEGY FUND. The Manager has entered into Subadvisory Agreements dated March 1, 2007, with Deutsche Investment Management Americas Inc. (DIMA)
and dated October 1, 2007, with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group, under which DIMA and CSSU provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust. DIMA located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retain clients. The Manager (not the Fund) pays DIMA a fee in the annual amount of 0.60% of the portion of the Fund's average daily net assets that DIMA manages.

CSSU located at Eleven Madison Avenue, New York, New York 10010, is an SEC registered broker-dealer and investment advisor. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 2,500 clients. The Manager (not the Fund) pays CSSU a fee of 0.23% for the first $50 million of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.20% for notional amounts between $50,000,000.01 to $250,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.12% for notional amounts between $250,000,000.01 to $500,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.10% for notional amounts between $500,000,000.01 to $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; and 0.08% for notional amounts over $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages of the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund. Notional amount is equal to the daily closing price of the index underlying options strategies written for each Fund account using the closing price listed on an agreed upon exchange.

The Subadvisory Agreement with respect to DIMA will remain in effect until February 28, 2009. The Subadvisory Agreement with respect to CSSU will remain in effect until September 30, 2009. Each Subadvisory Agreement will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. A Subadvisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on at least 60 days' written notice; by IMCO at any time; or by DIMA or CSSU on at least 90 days' written notice. A Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

                                                                      xxxxx-1107